UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2017

The Finish Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-20184	35-1537210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3308 North Mitthoeffer Road Indianapolis, Indiana		46235
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 317-899-1022

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 26, 2017, The Finish Line, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Agreement”) to sell its JackRabbit division to affiliates of CriticalPoint Capital, LLC (collectively, “Buyers”). CriticalPoint Capital, LLC is a Los Angeles based private investment firm. The transaction will take the form of a sale by the Company of its entire membership interest in its affiliated company which owns JackRabbit and a payment of $9 million to the Company's affiliate entity which owns JackRabbit as part of pre-closing restructuring. The purchase price is subject to working capital and other adjustments set forth in the Agreement.

The Agreement provides that Buyers will acquire all JackRabbit assets, inventory, leasehold interests, customary liabilities, intellectual property, and the JackRabbit trademark and name. Until the closing of the sale, the Company will conduct the business of JackRabbit in the ordinary course of business.

Buyers will ensure prior to the closing that they have a third party asset based/working capital line of credit facility in place in the amount of $10,000,000 from a reputable financial institution. Such Third Party Financing shall include letters of credit to satisfy certain of Buyers’ obligations set forth in the Agreement.

The Company's Board of Directors has approved this transaction, which is expected to close by the end of the Company’s fiscal fourth quarter. Completion of the sale is subject to customary closing conditions, including, without limitation, the absence of a material adverse effect regarding the JackRabbit business and customary conditions regarding the accuracy of the representations and warranties and material compliance by the parties with their respective obligations under the Agreement. The Agreement contains certain termination rights in favor of each of the Company and Buyers.

The Company will provide certain support and warehousing services to Buyer for a limited period post-closing on the terms and conditions set forth in a Transition Services Agreement to be executed and delivered at the closing.

A copy of the Agreement is attached as Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Agreement is a summary and is qualified in its entirety by reference to the full Agreement. The representations, warranties, and covenants set forth in the Agreement (i) have been made only for the purposes of the Agreement and solely for the benefit of the parties thereto, (ii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and (iii) may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of any of the parties or any of their respective affiliated entities.  Moreover, information concerning the subject matter of the representations, warranties, and covenants set forth in the Agreement may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01 Other Events

On January 26, 2017, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Membership Interest Purchase Agreement, dated January 26, 2017, by and among Project Running Specialties, Inc., Project Running Specialties, LLC, and The Finish Line, Inc.*
99.1	Press Release issued January 26, 2017

*
The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of the omitted schedules or similar attachments to the SEC upon request.

Forward-Looking Statements

This current report on Form 8-K includes statements that are or may be considered "forward-looking" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by the use of words or phrases such as "believe," "expect," "future," "anticipate," "intend," "plan," "foresee," "may," "should," "will," "estimates," "outlook," "potential," "optimistic," "confidence," "continue," "evolve," "expand," "growth" or words and phrases of similar meaning. Statements that describe objectives, plans or goals also are forward-looking statements.

All of these forward-looking statements are subject to risks, management assumptions and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. The principal risk factors that could cause actual performance and future actions to differ materially from the forward-looking statements include, but are not limited to, the company's reliance on a few key vendors for a majority of its merchandise purchases (including a significant portion from one key vendor); the availability and timely receipt of products; the ability to timely fulfill and ship products to customers; fluctuations in oil prices causing changes in gasoline and energy prices, resulting in changes in consumer spending as well as increases in utility, freight and product costs; product demand and market acceptance risks; deterioration of macroeconomic and business conditions; the inability to locate and obtain or retain acceptable lease terms for the company's stores; the effect of competitive products and pricing; loss of key employees; execution of strategic growth initiatives (including actual and potential mergers and acquisitions and other components of the company's capital allocation strategy); cybersecurity risks, including breach of customer data; a major failure of technology and information systems; risks associated with the sale and exit of JackRabbit; and the other risks detailed in the company's Securities and Exchange Commission filings. Readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included herein are made only as of the date of this report and Finish Line undertakes no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: February 1, 2017	By:	/s/ Edward W. Wilhelm
	Name:	Edward W. Wilhelm
	Title:	Executive Vice President, Chief Financial Officer

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